FINANCIAL CONSULTING AGREEMENT
                         ------------------------------

     This Agreement made ____________, 1996, by and between NEW YORK HEALTH CARE, INC., a New York corporation, having its business address at 1850 McDonald Avenue, Brooklyn, New York 11223 (hereinafter the "Company") and H.J. Meyers & Co., Inc., a New York corporation, having its principal place of business at 1895 Mt. Hope Avenue, Rochester, New York 14620 (hereinafter "Consultant").

     In consideration of the mutual promises contained herein and on the terms and conditions hereinafter set forth, the Company and Consultant agree as follows:

     1. Provision of Services.

     (a) Consultant agrees, to the extent reasonably required in the conduct of the business of the Company, to place at the disposal of the Company its judgment and experience and to provide business development services to the Company including the following:

          (i) evaluate the Company's managerial and financial requirements and assist in financial arrangements;

          (ii) assist when requested by the Company in recruiting, screening, evaluating and recommending key personnel, directors, accountants, commercial and investment bankers, underwriters, attorneys, and other professional consultants;

          (iii) assist in preparation of budgets and business plans;

          (iv) advise with regard to sales planning and sales activities; and

          (v) advise with regard to shareholder relations and public relations matters.

All such services shall at all times be at the request of the Company.

     (b) Consultant agrees to use its best efforts in the furnishing of advice and recommendations, and for this purpose Consultant shall at all times maintain or keep available an adequate organization of personnel or a network of outside professionals for the performance of its obligations under this Agreement.

     2. Compensation. In consideration of Consultant's services, the Company agrees to pay Consultant a non-refundable consulting fee of $72,000 payable in advance, on the date hereof.

     Consultant hereby accepts such compensation. The Company agrees to reimburse Consultant for reasonable and necessary expenses incurred by the Consultant in connection with services hereunder. All expenses in excess of $1,000.00 shall be approved in advance by the Company in writing.

     3. Liability of Consultant. In furnishing the Company with management advice and other services as herein provided, neither Consultant nor any officer, director or agent thereof shall be liable to the Company or its creditors for errors of judgment or for anything except willful malfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the terms of this Agreement.


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     It  is  further  understood  and  agreed  that  Consultant  may  rely  upon information furnished to it reasonably believed to be accurate and reliable and that, except as herein provided, Consultant shall not be accountable for any loss suffered by the Company by reason of the Company's action or non-action on the basis of any advice, recommendation or approval of Consultant, its partners, employees or agents.

     4. Status of Consultant. Consultant shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act or represent the Company.

     5. Other Activities of Consultant. The Company recognizes that Consultant now renders and may continue to render management and other services to other companies which may or may not have policies and conduct activities similar to those of the Company. Consultant shall be free to render such advice and other services and the Company hereby consents thereto. Consultant shall not be required to devote its full time and attention to the performance of its duties under this Agreement, but shall devote only so much of its time and attention as it deems reasonable or necessary for such purposes.

     6. Control. Nothing contained herein shall be deemed to require the Company to take any action contrary to its Certificate of Incorporation or By-Laws, or any applicable statute or regulation, or to deprive its Board of Directors of their responsibility for any control of the conduct or the affairs of the Company.

     7. Term. Consultant's retention hereunder shall be for a term of two years commencing on the date hereof.

     8. Miscellaneous. This Agreement sets forth the entire agreement and understanding between the parties and supersedes all prior discussions, agreements and understandings of every and any nature between them. This Agreement is executed in and shall be construed and interpreted according to the laws of the State of New York.

     IN WITNESS WHEREOF, the parties have caused this Financial Consulting Agreement to be signed by their respective officers or representatives duly authorized the day and year first above written.


                                    NEW YORK HEALTH CARE, INC.


                                    By: _____________________________________




                                     H.J. MEYERS & CO., INC.


                                     By:______________________________________
                                                  Authorized Officer


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